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                                                                    EXHIBIT 10.4

                        INDEMNIFICATION CONSENT AGREEMENT

        This Indemnification Consent Agreement (this "Agreement") is made as of this 22nd day of February, 2000, among NRG Energy, Inc. (the "Company"), NRG Northeast Generating LLC (the "Issuer"), Chase Securities Inc. and Salomon Smith Barney Inc., as representatives of the several Initial Purchasers (as defined below) (collectively the "Representatives"), The Chase Manhattan Bank (in its capacity as trustee under the Indenture (as defined below), the "Trustee", in its capacity as collateral agent under the Collateral Agency and Intercreditor Agreement, the "Collateral Agent", and in its capacity as administrative agent under the working capital revolving loan facility, a "Working Capital Administrative Agent") and Citibank, N.A. (in its capacity as administrative agent under the working capital revolving loan facility, a "Working Capital Administrative Agent", and together with The Chase Manhattan Bank, the "Working Capital Administrative Agents") in connection with (i) the issuance and sale by the Issuer of $320,000,000 aggregate principal amount of its 8.065% Series A Senior Secured Bonds due 2004, $130,000,000 aggregate principal amount of its 8.842% Series B Senior Secured Bonds due 2015 and $300,000,000 aggregate principal amount of its 9.292% Series C Senior Secured Bonds due 2024 (collectively, the "Bonds"), guaranteed by Arthur Kill Power LLC, Astoria Gas Turbine Power LLC, Connecticut Jet Power LLC, Devon Power LLC, Dunkirk Power LLC, Huntley Power LLC, Middletown Power LLC, Montville Power LLC, Norwalk Harbor Power LLC, Oswego Harbor Power LLC and Somerset Power LLC (each a "Guarantor" and collectively the "Guarantors") and (ii) the execution and delivery of a working capital revolving loan facility with an aggregate principal amount of up to $50,000,000 provided by the lenders named therein (the "Working Capital Facility").

                                    RECITALS

        A. The Issuer, the Guarantors party thereto, the Administrative Agents party thereto, The Chase Manhattan Bank as the collateral agent, Citibank, N.A. as the paying agent and the lenders referred to therein (the "Lenders") have entered into a Loan Agreement dated as of June 4, 1999 (the "Loan Agreement"), pursuant to which the Lenders agreed subject to the terms and conditions thereof, to lend to the Issuer in an aggregate principal amount not exceeding $686,564,000 including a loan in the principal amount of $68,440,000 (the "Tranche D Term Loan") the proceeds of which the Issuer used, inter alia, to lend to its affiliate, Oswego Harbor Power LLC ("Oswego Harbor Power") to enable Oswego Harbor Power to purchase the Oswego facility from Niagara Mohawk Power Corporation, and revolving loans in an aggregate principal amount not to exceed $4,234,000 (the "Tranche D Revolver Amount") for working capital purposes of the Issuer and its subsidiaries.

        B. Before the completion of the acquisition of Oswego facility, on or about July 12, 1999, suit was filed by Fortistar Capital, Inc. in District Court, Fourth Judicial District, in Hennepin County, Minnesota against the Company (together with any other actions or claims relating to or arising out of such suit, the "Litigation"), as a result of


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which the Issuer was unable to make certain representations under the Loan
Agreement.

        C. In order to draw-down the Tranche D Term Loan and the Tranche D Revolver Amount, the Issuer requested that the Lenders waive certain conditions precedent to the Loan Agreement that required the Issuer to make representations concerning legal actions, suits and proceedings.

        D. As a condition to agreeing to such waiver, the Administrative Agents and the Lenders required that the Company indemnify each of them and certain other persons for any losses, damages and expenses that might be incurred by any of them or such persons with respect to the Litigation in accordance with the Indemnification Agreement dated December 23, 1999 (the "Indemnification Agreement").

        E. Pursuant to the Indemnification Agreement, the Administrative Agents and the Lenders required the Company to indemnify any bank, financing institution or other institutional investor providing for any credit agreement, bond indenture, note purchase agreement or similar document or documents pursuant to which the Issuer obtains financing to refinance, refund or otherwise replace its indebtedness under the Loan Agreement or any subsequent refinancing refunding or replacement of the current financing.

        F. In order to refinance the loans under the Loan Agreement, the Issuer now desires to enter into an indenture among the Issuer, the Guarantors and the Trustee (the "Indenture") and desires to sell the Bonds to Chase Securities Inc., Salomon Smith Barney Inc., ABN AMRO Incorporated, CIBC World Markets and Dresdner Kleinwort Benson N.A. LLC (each an "Initial Purchaser" and collectively, the "Initial Purchasers") pursuant to a purchase agreement among the Issuer, the Guarantors and the Representatives on behalf of the Initial Purchasers (the "Purchase Agreement").

        G. As a condition to agreeing to enter into the Indenture, the Trustee has, and as a condition to agreeing to enter into the Purchase Agreement, the Initial Purchasers have, and as a condition to agreeing to enter into the Working Capital Facility, the Working Capital Administration Agents have requested that the Company and the Issuer enter into this Indemnification Consent Agreement.

        Section 1. Definitions. All terms not defined herein shall have the same meaning set forth in the Indemnification Agreement.

        Section 2. Acknowledgement.

        (a) The Company and the Issuer hereby acknowledge that the Working Capital Administrative Agents, the Collateral Agent, the Trustee and the Initial Purchasers are Lender Representatives within the meaning of the Indemnification Agreement and each would be entitled to the benefits of the Indemnification Agreement.

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        (b) The Company and the Issuer hereby acknowledge that the Working
Capital Lenders, the holders of the Bonds at any time and the Initial Purchasers are each Financing Parties within the meaning of the Indemnification Agreement and each would be entitled to the benefits of the Indemnification Agreement.

        Section 3. Notice. This Agreement constitutes written notice to the Company and to the Issuer required to be delivered by successor Lender Representatives of the Company and the Issuer as required by section 5(b) of the Indemnification Agreement.

        Section 4. Miscellaneous.

        (a) Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the parties hereto.

        (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Company, the Working Capital Administrative Agents, the Working Capital Lenders, the Issuer, the Guarantors, the Trustee, the Initial Purchasers and the holders of the Bonds.

        (c) Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

        (d) Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable law (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        (e) Headings. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        (f) No Third Party Beneficiaries. This Agreement is solely for the benefit of the Working Capital Administrative Agents, the Working Capital Lenders, the Issuer, the Guarantors, the Trustee, the Initial Purchasers and the holders of the Bonds and no other person shall have any rights hereunder.

        (g) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York


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without regard to principles of conflicts of laws thereof to the extent the application of such principles would cause the application of the laws of any other jurisdiction. The Company hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        (h) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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               IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officer as of the date first written above.

                                    NRG ENERGY, INC.

                                    By: /s/ David H. Peterson
                                        ---------------------------------
                                        Name:  David H. Peterson
                                        Title: Chairman, President & CEO

                                    NRG NORTHEAST GENERATING LLC.

                                    By: /s/ Craig Mataczynski
                                        ---------------------------------
                                        Name:  Craig Mataczynski
                                        Title: Chairman, President & CEO

                                    CHASE SECURITIES INC.
                                      as Representative of the Initial
                                      Purchasers

                                    By: /s/ Christopher Lowe
                                        ---------------------------------
                                        Name:  Christopher Lowe
                                        Title: Vice President

                                    SALOMON SMITH BARNEY INC.
                                      as Representative of the Initial
                                      Purchasers

                                    By: /s/ Barry P. Gold
                                        ---------------------------------
                                        Name:  Barry P. Gold
                                        Title: Director

                                    THE CHASE MANHATTAN BANK
                                      as Trustee

                                    By: /s/ Annette M. Marsula
                                        ---------------------------------
                                        Name:  Annette M. Marsula
                                        Title: Vice President

                                    THE CHASE MANHATTAN BANK
                                     as Collateral Agent

                                    By: /s/ Annette M. Marsula
                                        ---------------------------------
                                        Name:  Annette M. Marsula
                                        Title: Vice President



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                                    THE CHASE MANHATTAN BANK
                                     as an Administrative Agent

                                    By: /s/ Robert M. Bowen II
                                        ---------------------------------
                                        Name:  Robert M. Bowen II
                                        Title: Managing Director

                                    CITIBANK, N.A.
                                     as an Administrative Agent

                                    By: /s/ Jonathan B. Lindenberg
                                        ---------------------------------
                                        Name:  Jonathan B. Lindenberg
                                        Title: Managing Director

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